Exhibit 99.7
NINTH AMENDMENT TO
NOTE AND WARRANT PURCHASE AGREEMENT
THIS NINTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT (this “Amendment”) is dated as of December 14, 2009 (the “Ninth Amendment Effective Date”) by and among ISI Security Group, Inc., a Delaware corporation formerly known as ISI Detention Contracting Group, Inc. (the “Company” or the “Borrower”), William Blair Mezzanine Capital Fund III, L.P., a Delaware limited partnership (the “Purchaser”), and for the limited purpose of Sections 4.2, 4.3 and 4.10 of the Purchase Agreement (as defined below), Argyle Security, Inc., a Delaware corporation (“Holdings” or “Parent”).
RECITALS:
WHEREAS, the Company, the Purchaser and the Guarantors (as such term is defined in the Purchase Agreement (as defined below)) (such Guarantors are parties to the Purchase Agreement solely for the purposes of Section 8 thereof) previously entered into that certain Note and Warrant Purchase Agreement, dated as of October 22, 2004, as amended by that certain Omnibus First Amendment to Note and Warrant Purchase Agreement and Warrant dated as of November 1, 2005, by that certain Omnibus Second Amendment to Note and Warrant Purchase Agreement and Warrant, dated as of July 31, 2007, by that certain Third Amendment to Note and Warrant Purchase Agreement, dated as of January 2, 2008, by that certain Fourth Amendment to Note and Warrant Purchase Agreement, dated as of June 25, 2008, by that certain Fifth Amendment and Waiver to Note and Warrant Purchase Agreement, dated as of November 13, 2008, by that certain Sixth Amendment to Note and Warrant Purchase Agreement, dated as of January 8, 2009, by that certain Seventh Amendment to Note and Warrant Purchase Agreement, dated as of March 30, 2009, and by that certain Eighth Amendment and Waiver to Note and Warrant Purchase Agreement, dated as of August 3, 2009 (as further amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);
WHEREAS, the Company desires, and the Purchaser is willing, to amend the Purchase Agreement, subject to the terms and conditions of this Amendment;
WHEREAS, this Amendment shall constitute a Transaction Document, and these Recitals shall be construed as part of this Amendment; and
WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of the above premises, the agreements contained herein and other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendment to the Purchase Agreement.
(a) Section 1.1 of the Purchase Agreement is hereby amended by adding the following new definitions of the terms “DI Promissory Note”, “Ninth Amendment”, “Ninth Amendment Effective Date”, and “Subordinated Convertible Notes”, in each case in their proper alphabetical order to read as follows:
“DI Promissory Note” shall mean that certain Senior Subordinated (DI) Promissory Note dated as of the Ninth Amendment Effective Date, in the original principal amount of Eight Hundred Ninety-Seven Thousand Two Hundred Fifteen and 18/100 Dollars ($897,215.18), made payable by the Company in favor of the Purchaser, in substantially the form as set forth in Exhibit A attached to the Ninth Amendment, with appropriate insertions, as may be amended, restated, substituted, replaced or otherwise modified from time to time.
“Ninth Amendment” shall mean that certain Ninth Amendment to Note and Warrant Purchase Agreement, dated as of the Ninth Amendment Effective Date.
“Ninth Amendment Effective Date” shall mean December 14, 2009.
“Subordinated Convertible Notes” shall mean, collectively, those certain (i) 10% Convertible Subordinated Promissory Notes and (ii) 10% Convertible Subordinated Bridge Promissory Notes (the “MML Bridge Notes”), each dated as of the Ninth Amendment Effective Date, issued by Parent collectively to Mezzanine Management Fund IV A, LP and Mezzanine Management Fund IV Coinvest A, LP, in the aggregate principal amount of $10,450,000, as such notes may be amended, restated, substituted, replaced or otherwise modified from time to time, in each instance, subject to the subordination provisions and other restrictions provided by the terms of the respective notes.
(b) Section 1.1 of the Purchase Agreement is hereby amended by amending and restating the following definition in its entirety:
“EBITDA” shall mean, for any period, the sum for such period of: (i) Consolidated Net Income, plus (ii) Interest Expense, plus (iii) federal and state income taxes and the Texas Margin Tax, plus (iv) depreciation and amortization, plus (v) non-cash management compensation expense, plus (vi) certain one-time charges and expenses of the Company permitted by the Senior Lender, in its sole discretion, after written notice from the Company, plus (vii) all other non-cash charges.
“Note” shall mean that certain Fourth Amended and Restated Senior Subordinated Promissory Note dated as of the Ninth Amendment Effective Date, in the aggregate original principal amount of Five Million Nine Hundred Fifty-One Thousand Six Hundred Nine and 00/100 Dollars ($5,951,609), made payable by the Company in favor of the Purchaser, in substantially the form as set forth in Exhibit B attached to the Ninth Amendment, with appropriate insertions, as may be amended, restated, substituted, replaced or otherwise modified from time to time.
“Notes” shall mean, collectively, the Note, Note A and the DI Promissory Note.

“Parent” or “Holdings” shall mean and refer to Argyle Security, Inc., a Delaware corporation.”
In addition, the Ninth Amendment, the DI Promissory Note, the Notes and any and all documents, instruments or agreements entered into in connection with the transactions contemplated by the Ninth Amendment shall constitute “Transaction Documents” under the Purchase Agreement.
(c) Section 2.2 of the Purchase Agreement is hereby amended by inserting a new clause (d) thereto immediately after clause (c) to read as follows:
“(d) On the Ninth Amendment Effective Date, the Company shall issue to the Purchaser and, subject to the terms and conditions set forth herein and in the Ninth Amendment, the Purchaser shall purchase from the Company, the DI Promissory Note, with an original principal amount of Eight Hundred Ninety-Seven Thousand Two Hundred Fifteen and 18/100 Dollars ($897,215.18), which such initial principal amount shall be deemed to be paid upon conversion of all accrued and unpaid Deferred Interest under and as defined in Note A, due and owing to the Purchaser as of the Ninth Amendment Effective Date.”
(d) Section 4.2 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“4.2
Inspection of Property. Each of Holdings and the Company shall, at their respective expense, permit any representatives designated by the Purchaser, during normal business hours and at such other times as the Purchaser may reasonably request upon five (5) days notice, to (a) visit and inspect any of the properties of Holdings, the Company and/or any of their respective Subsidiaries; (b) examine the corporate and financial records of Holdings, the Company and/or any of their respective Subsidiaries and make copies thereof or extracts therefrom; and (c) discuss the affairs, finances and accounts of any such Persons with the directors, officers, key employees and independent accountants of Holdings, the Company and/or any of their respective Subsidiaries, as the case may be, provided, however, each of Holdings, the Company and the Company’s Subsidiaries reserves the right to withhold any information if (x) access to such information would be reasonably likely to require a waiver of the attorney-client privilege between Holdings, the Company or any Company Subsidiary and their respective counsel or if the applicable representative of the Purchaser is a direct competitor of Holdings, the Company or any Company Subsidiary or (y) the information relates to a matter, transaction or interest involving Holdings, the Company and/or any of the Company’s Subsidiaries, on one hand, and the Purchaser, on the other hand. The presentation of an executed copy of this Agreement or any amendment hereto by the Purchaser to the independent accountants of Holdings, the Company or any of their respective Subsidiaries, as the case may be, shall constitute such Person’s permission to its independent accountants to participate in discussions with the Purchaser.”

(e) Section 4.3 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“4.3
Board Meetings. The Purchaser shall be notified of the time, place and purpose of each meeting of the (i) Board of Holdings (the “Holdings Board”); (ii) Board of the Company (the “Company Board”); and (iii) Board of the Company’s Subsidiaries (the “Subsidiary Boards”). Effective upon conversion of the DI Promissory Note in accordance with its terms and thereafter for so long as the Purchaser owns at least ten percent (10%) of any shares of capital stock of Holdings held by the Purchaser on the Ninth Amendment Effective Date, or any obligations under the Notes remain unpaid, the Company and Holdings hereby covenant and agree as follows:

(a)
the Purchaser shall have the right to designate one Person who shall have observation rights with respect to all meetings of the Holdings Board, the Company Board and any Subsidiary Boards (the “Purchaser Observer”). The Purchaser Observer shall have the right to attend each meeting of the Holdings Board, the Company Board and each Subsidiary Board and all committees, respectively, thereof; and

(b)
the Holdings Board, the Company Board and each Subsidiary Board shall give the Purchaser notice of each meeting of its respective Board and the committees thereof at the same time and in the same manner as notices are given to the members of its Board (which notice shall be promptly confirmed to the Purchaser in writing). The Purchaser Observer shall be entitled to receive all written materials and other information given to members of the Holdings Board, the Company Board and the Subsidiary Boards, as applicable, in connection with such meetings at the same time such materials and information are given to all other members of such Boards. Holdings and the Company, as applicable, shall reimburse the Purchaser Observer for reasonable out-of-pocket expenses in connection with attending such Person’s non-telephonic Board and committee meetings.

Notwithstanding the requirements of clauses (a) and (b) of this Section 4.3, each of Holdings, the Company and the Company’s Subsidiaries reserves the right to withhold any information and exclude the Purchaser Observer from any meeting or portion thereof if (x) access to such information or attendance at such meeting would be reasonably likely to adversely affect the attorney-client privilege between Holdings, the Company or any Company Subsidiary and their respective counsel or if the Purchaser Observer or its affiliates is a direct competitor of Holdings, the Company or any Company Subsidiary or (y) the information or the meeting or portion thereof relates to a matter, transaction or interest involving Holdings, the Company and/or any of the Company’s Subsidiaries, on one hand, and the Purchaser, on the other hand. The Company and Holdings agree to take any and all actions necessary to effectuate the intent of the foregoing provisions of this Section 4.3.”

(f) Section 4.7(a) of the Purchase Agreement is amended and restated to read in its entirety as follows:
“Maximum Capital Expenditures. The Company and its Subsidiaries, on a consolidated basis, shall not make Capital Expenditures in excess of $250,000 per fiscal quarter.”
(g) Section 4.7(b) of the Purchase Agreement is amended and restated in its entirety to read as follows:
“Minimum Fixed Charge Coverage.
(i) While a Payment Blockage Period is not in effect under, and as defined in, the Senior Subordination Agreement, or any other subordination agreement, as of the end of each of its fiscal quarters, the Company and its Subsidiaries shall maintain a ratio (the “Fixed Charge Coverage Ratio”) of (A) for the applicable reporting period EBITDA minus the sum of all income taxes paid in cash by the Company and its Subsidiaries and all Capital Expenditures which are not financed with Funded Debt, to (B) the sum for such reporting period of (1) cash Interest Expense paid plus (2) required payments of principal of Total Debt (including the Facility C Loans (as defined in the Loan and Security Agreement), but excluding the Facility A Loans and Facility B Loans (each as defined in the Loan and Security Agreement)), of not less than 0.90 to 1.00 for the fiscal quarter ending March 31, 2010 and 1.00 to 1.00 for each fiscal quarter ending June 30, 2010 and thereafter. For each of the fiscal quarters commencing with the fiscal quarter ending December 31, 2009 through the fiscal quarter ending June 30, 2010, the Fixed Charge Coverage Ratio shall be based on cumulative reporting beginning October 1, 2009 for such periods, and for each of the fiscal quarters ending September 30, 2010 and thereafter, the Fixed Charge Coverage Ratio shall be measured on a trailing twelve (12) month basis.

(ii) Until January 1, 2010 or otherwise while a Payment Blockage Period is in effect under the Senior Subordination Agreement, or any other subordination agreements, as of the end of each of its fiscal quarters, the Company and its Subsidiaries shall maintain a ratio of (A) for the applicable reporting period EBITDA minus the sum of all income taxes paid in cash by the Company and its Subsidiaries and all Capital Expenditures which are not financed with Funded Debt, to (B) the sum for such reporting period of (1) cash Interest Expense paid plus (2) required payments of principal of Total Debt (including the Facility C Loans, but excluding the Facility A Loans and Facility B Loans), provided, however, that cash Interest Expense and principal paid by Parent on behalf of the Company on Senior Debt and Subordinated Debt (each as defined in the Loan and Security Agreement) shall be deducted from the sum of cash Interest Expense and principal payments on Total Debt, of not less than 0.90 to 1.00 for the fiscal quarter ending December 31, 2009, of not less than 0.90 to 1.00 for the fiscal quarter ending March 31, 2010 and of not less than 1.00 to 1.00 for the fiscal quarter ending June 30, 2010 and thereafter. For each of the fiscal quarters commencing with the fiscal quarter ending December 31, 2009 through the fiscal quarter ending June 30, 2010, the Fixed Charge Coverage Ratio shall be based on cumulative reporting beginning October 1, 2009 for such periods, and for each of the fiscal quarters ending September 30, 2010 and thereafter, the Fixed Charge Coverage Ratio shall be measured on a trailing twelve (12) month basis.”
(h) Section 4.7(c)(i) of the Purchase Agreement is amended and restated in its entirety to read as follows:
“Senior Debt to EBITDA. As of the end of each of its fiscal quarters, the Company and its Subsidiaries shall maintain a ratio of consolidated Senior Debt to consolidated trailing twelve (12) month EBITDA of not greater than
(a)	2.20 to 1.00 for the fiscal quarters ending December 31, 2009 and March 31, 2010,
(b)	2.97 to 1.00 for the fiscal quarter ending June 30, 2010, and
(c)	2.20 to 1.00 for the fiscal quarter ending September 30, 2010 and for each of the fiscal quarters ending thereafter.”

(i) Section 4.7(c)(ii) of the Purchase Agreement is amended and restated in its entirety to read as follows:
“Total Debt to EBITDA. As of the end of each of its fiscal quarters, the Company and its Subsidiaries shall maintain a ratio of consolidated Total Debt plus an amount equal to undrawn Letters of Credit (as defined in the Loan and Security Agreement) under the Facility A Loan Commitment (as defined in the Loan and Security Agreement) and any undrawn Letters of Credit (as defined in the Loan and Security Agreement) under the Facility B Loan Commitment (as defined in the Loan and Security Agreement) to consolidated trailing twelve (12) month EBITDA of not greater than
(a)	4.68 to 1.00 for the fiscal quarter ending December 31, 2009,
(b)	5.78 to 1.00 for the fiscal quarter ending March 31, 2010,
(c)	8.25 to 1.00 for the fiscal quarter ending June 30, 2010,
(d)	3.85 to 1.00 for the fiscal quarter ending September 30, 2010, and for each of the fiscal quarters ending thereafter.
(j) Section 7.1 of the Purchase Agreement shall be amended to add in the proper order the following clause (q) to the definition of “Event of Default”:
“(q) the occurrence of an “Event of Default” under and as defined in the Subordinated Convertible Notes.”
(k) Section 9.11 of the Purchase Agreement is amended and restated to read in its entirety as follows:
“Section 9.11. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), sent via electronic mail or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the parties hereto at their respective addresses indicated below:

To the Purchaser:	William Blair Mezzanine Capital Fund III, L.P.
c/o Merit Capital Partners
303 West Madison Street, Suite 2100
Chicago, IL 60606
Attention: Mr. David M. Jones
Email: djones@meritcapital.com

With a copy to:	Vedder Price P.C.
222 North LaSalle Street
Suite 2400
Chicago, Illinois 60601-1003
Attention: Michael A. Nemeroff, Esq.
and Dana S. Armagno, Esq.
Email: mnemeroff@vedderprice.com and
darmagno@vedderprice.com

To the Company:	ISI Security Group, Inc.
12903 Delivery Drive
San Antonio, Texas 78247
Attention: Sam Youngblood
Email: sam@isidet.com

With a copy to:	Argyle Security, Inc.
40 West 37th Street
New York, NY 10018
Attention: Matthew A. Kepke, Esq.
Email: mkepke@argylesecurity.com

With additional copies to:	Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
Attention: Giovanni Caruso, Esq.
Email: gcaruso@loeb.com

Porter & Hedges LLP
1000 Main Street, 36th Floor
Houston, Texas 77002
Attention: Chris Ferazzi, Esq.
Email: cferazzi@porterhedges.com
or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.
(l) On the Ninth Amendment Effective Date, Parent shall make a cash contribution of capital to the Company of no less than $8,000,000.00. The capital contribution shall be in a form acceptable to the Purchaser. On the Ninth Amendment Effective Date, the Company shall concurrently (x) pay down from the proceeds of the capital contribution (i) the outstanding balance of the “Facility C Loan” under the Loan and Security Agreement by $3,000,000.00, and (ii) the outstanding principal balance under Note A in the amount of $5,000,000.00, and (y) pay down from other sources all accrued and unpaid Current Interest (as defined in Note A).
(m) The Purchaser hereby consents to the modifications to the Guaranteed Convertible Promissory Notes dated January 1, 2008 by ISI Detention Contracting Group, Inc., a California corporation (“ISI Detention”), currently held by Michael Peterson and Leonard Peterson, each in the original principal amount of $1,500,000 (collectively and as amended or modified, the “PDI Seller Notes”) consistent with the terms set forth in the commitment letter dated November 23, 2009 between ISI Detention and the holders of the PDI Seller Notes. No such modification shall constitute an Event of Default.

(n) Effective January 1, 2010, the Company and its Subsidiaries, as appropriate, may make principal and interest payments to the holders of the PDI Seller Notes and the holders of that certain $3,515,000 Subordinated Promissory Note dated January 31, 2008 by ISI Controls Ltd. payable to the order of Jeffery E. Corcoran and Janell D. Corcoran (the “Corcoran Note”). The Company shall not pay or accrue any principal and interest payments on the PDI Seller Notes or the Corcoran Note that became due and payable on or before December 31, 2009, (other than accruals made by the Borrower for principal and interest payments made on the PDI Seller Notes or the Corcoran Note by the Parent) or result from the termination of the Payment Blockage Period under the Subordination Agreement between The PrivateBank and Trust Company (the “Bank”), ISI Controls, Ltd. and Jeffery E. Corcoran and Janell D. Corcoran, dated October 3, 2008 and Subordination Agreement between the Bank, ISI Detention Contracting Group, Inc. and Peterson Detention, Inc., dated October 3, 2008
(o) The Purchaser consents to the Company entering into an amendment to that certain Loan and Security Agreement dated as of January 8, 2009, between the Company and the Bank consistent with the terms set forth in the commitment letter dated November 23, 2009 between the Company and the Bank, which includes, among other provisions, the Purchaser’s consent to the Company’s $3,000,000.00 payment on the “Facility C Loan” (as defined in such commitment letter).
Section 2. Representations and Warranties. To induce the Purchaser to enter into this Amendment, Holdings and the Company, jointly and severally, represent and warrant as follows:
(a) Representations, Warranties; No Default. The warranties and representations of the Company contained in the Transaction Documents shall be true and correct as of the Ninth Amendment Effective Date, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date. Except for the Events of Default waived by the Purchaser pursuant to Section 3 of this Amendment, no Event of Default or Potential Event of Default has occurred and is continuing under the Purchase Agreement.
(b) Organizational Authority. Each of Holdings and the Company represents and warrants that (i) the execution, delivery and performance by Holdings and the Company of this Amendment are within their respective corporate powers and have been duly authorized by all necessary corporate action, (ii) this Amendment is the legal, valid and binding obligation of Holdings and the Company and is enforceable against each such party in accordance with its terms (except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally or by general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity) and (iii) neither the execution and delivery nor the performance by Holdings or the Company of this Amendment (1) violates any law or regulation, or any other decree of any governmental body, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien, upon any of the Collateral (as defined in the Senior Loan Documents) other than Liens in favor of the Senior Lender, (4) violates or conflicts with any of the governing documents (certificate of incorporation, bylaws, etc.) of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

Section 3. Waiver. The Purchaser hereby reaffirms its waiver of the Events of Default that occurred and exist as a result of the Company’s failure to comply with (i) the financial covenant set out in Section 4.7(c)(ii) of the Purchase Agreement for the period ended September 30, 2009, (ii) Section 7.1(f) of the Purchase Agreement, and (iii) Section 4.5(g) of the Purchase Agreement arising from the Company’s cancellation of accounts receivable identified as “Ludvik” in the amount of $423,981.45. In addition, the Purchaser hereby waives any requirement set forth under Note A, to provide advance notice of the Company’s intention to prepay of any portion of the obligations of the Company under Note A. The foregoing waivers are effective only for the specific instances provided for under this Amendment.
Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:
(a) No Event of Default or Potential Event of Default under the Purchase Agreement shall have occurred and be continuing.
(b) The warranties and representations of Holdings and the Company contained herein and the representation and warranties of the Company in the Transaction Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date.
(c) Holdings, the Company and the Purchaser shall have executed and delivered this Amendment.
(d) The Guarantors and Holdings shall have executed and delivered to the Purchaser a Reaffirmation of Guaranty Agreement in the form attached to this Amendment.
(e) The Company shall have executed and delivered to the Purchaser the DI Promissory Note and the Note in the forms, respectively, attached hereto as Exhibit A and Exhibit B.
(f) Argyle Security, Inc. shall have made the capital contribution to the Company and the Company shall have applied the proceeds of such capital contribution in accordance with Section 1(k) of this Amendment.
(g) The Company shall have paid the expenses described in Section 6 of this Amendment.
(h) The Company shall have executed and delivered, or shall have caused to be executed or delivered, such other documents and instruments as the Purchaser may reasonably request to effect the purposes of this Amendment.

Section 5. Reference and Effect on Operative Documents.
(a) Ratification. Except as specifically amended above, the Purchase Agreement and the other Transaction Documents, as amended, shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not effect a novation of the Purchase Agreement or any other Transaction Document. The Company hereby ratifies and reaffirms each of the terms and conditions of the Transaction Documents to which it is a party and all of its obligations thereunder.
(b) References. Upon the effectiveness of this Amendment, each reference in (i) the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import, and (ii) any other Transaction Document to “the Agreement” or “the Purchase Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Purchase Agreement or such other Transaction Documents, as applicable, as amended hereby.
Section 6. Miscellaneous.
(a) Additional Fee and Expenses. Pursuant to Section 9.1 of the Purchase Agreement, the Company further agrees to pay on demand all currently outstanding legal fees and expenses of the Purchaser’s outside counsel and all reasonable legal fees and out-of-pocket costs and expenses of or incurred by the Purchaser in connection with the instruments and agreements contemplated hereby and thereby, including without limitation, the reasonable fees and expenses of Vedder Price P.C., counsel for the Purchaser. The failure of the Company to comply with the foregoing requirements shall constitute an immediate Event of Default under the Purchase Agreement.
(b) Deferred Interest Under Note A. Except for the accrued and unpaid deferred interest on Note A that is evidenced by the DI Promissory Note, contemporaneous with the execution and delivery of this Amendment, the aggregate principal amount, plus all current interest, due and payable to the Purchaser pursuant to the terms of Note A and the Purchase Agreement is being paid in full and thereupon, subject to the Purchaser’s rights and remedies under the Purchase Agreement, including, without limitation, Section 9.4 of the Purchase Agreement, Note A shall be of no further force and effect.
(c) Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
(d) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one and the same instrument.
(e) Governing Law. This Amendment shall be governed by the laws of the State of Illinois, without giving effect to its conflict of laws principles.
[The remainder of this page is left blank intentionally.]

Signature Page to Ninth Amendment to Note and Warrant Purchase Agreement
IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

COMPANY:	ISI SECURITY GROUP, INC., a Delaware corporation, formerly known as ISI Detention Contracting Group, Inc.

	By:	/s/ Donald F. Neville
Donald F. Neville
Chief Financial Officer

Signature Page to Ninth Amendment to Note and Warrant Purchase Agreement

PURCHASER:	WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., a Delaware limited partnership

	By:	William Blair Mezzanine Capital Partners III, L.L.C., its General Partner

		By:	/s/ David M. Jones
David M. Jones
Managing Director

Signature Page to Ninth Amendment to Note and Warrant Purchase Agreement

HOLDINGS:	ARGYLE SECURITY, INC., a Delaware corporation

	By:	/s/ Donald F. Neville
Donald F. Neville
Chief Financial Officer

REAFFIRMATION OF GUARANTY AGREEMENT
Each of the undersigned (a) acknowledges receipt of a copy of (i) that certain Ninth Amendment to Note and Warrant Purchase Agreement, dated December 14, 2009, between ISI Security Group, Inc. and William Blair Mezzanine Capital Fund III, L.P., (b) consents to such amendments and waivers and all prior amendments and each of the transactions referenced therein and (c) hereby reaffirms its obligations under the Note and Warrant Purchase Agreement dated as of October 22, 2004, as amended, restated or otherwise modified from time to time, in favor of William Blair Mezzanine Capital Fund III, L.P.
Dated as of December 14, 2009

DETENTION CONTRACTING GROUP, LTD., a Texas limited partnership

By:		ISI Detention Contracting Group, Inc., a Texas corporation, its general partner

	By:	/s/ Donald F. Neville
Donald F. Neville Chief Financial Officer

ISI DETENTION CONTRACTING GROUP, INC., a Texas corporation

By:		/s/ Donald F. Neville

Donald F. Neville
Chief Financial Officer

ISI DETENTION CONTRACTING GROUP, INC., a California corporation

By:		/s/ Donald F. Neville

Donald F. Neville
Chief Financial Officer

ISI DETENTION CONTRACTING GROUP, INC., a New Mexico corporation

By:		/s/ Donald F. Neville

Donald F. Neville
Chief Financial Officer

Signature Page to Reaffirmation of Guaranty Agreement

ISI DETENTION SYSTEMS, INC., a Texas corporation

By:		/s/ Donald F. Neville

Donald F. Neville
Chief Financial Officer

ISI SYSTEMS, LTD., a Texas limited partnership

By:		ISI Detention Systems, Inc., a Texas corporation, its general partner

	By:	/s/ Donald F. Neville
Donald F. Neville
Chief Financial Officer

METROPLEX CONTROL SYSTEMS, INC., a Texas corporation, (f/k/a ISI Metroplex Controls, Inc.)

By:		/s/ Donald F. Neville

Donald F. Neville
Chief Financial Officer

ISI CONTROLS, LTD., a Texas limited partnership

By:		Metroplex Control Systems, Inc., a Texas corporation, its general partner

	By:	/s/ Donald F. Neville
Donald F. Neville
Chief Financial Officer

METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC., a Texas corporation

By:		/s/ Donald F. Neville

Donald F. Neville
Chief Financial Officer

Signature Page to Reaffirmation of Guaranty Agreement

MCFSA, LTD., a Texas limited partnership

By:		Metroplex Commercial Fire and Security Alarms, Inc., a Texas corporation, its general partner

	By:	/s/ Donald F. Neville
Donald F. Neville
Chief Financial Officer

COM-TEC SECURITY, LLC, a Wisconsin limited partnership

By:		/s/ Donald F. Neville

Donald F. Neville
Chief Financial Officer

COM-TEC CALIFORNIA LIMITED PARTNERSHIP, a Wisconsin limited partnership

By:		/s/ Donald F. Neville

Donald F. Neville
Chief Financial Officer

REAFFIRMATION OF GUARANTY AGREEMENT
The undersigned (a) acknowledges receipt of a copy of (i) that certain Ninth Amendment to Note and Warrant Purchase Agreement, dated December 14, 2009, between ISI Security Group, Inc. and William Blair Mezzanine Capital Fund III, L.P., (b) consents to such amendments and waivers and all prior amendments and each of the transactions referenced therein and (c) hereby reaffirms its obligations under the Note and Warrant Purchase Agreement dated as of October 22, 2004, as amended, restated or otherwise modified from time to time, in favor of William Blair Mezzanine Capital Fund III, L.P.
Dated as of December 14, 2009

ARGYLE SECURITY, INC., a Delaware corporation

By:	/s/ Donald F. Neville
Donald F. Neville
Chief Financial Officer